Bank of America, N.A.,

as Administrative Agent

100 Federal Street, 9th Floor
Boston, MA 02110

June 8, 2020

At Home Holding III Inc.

At Home Stores LLC

1600 E. Plano Pkwy

Plano, TX 75074

Attention: Jeffrey R. Knudson

Re: Extension of Due Date for Delivery of 2020 First Quarter Financial Statements

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of October 5, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among (a) At Home Holding III Inc. (formerly known as GRD Holding III Corporation), a Delaware corporation, and At Home Stores LLC (as successor in interest to Garden Ridge L.P.), a Delaware limited liability company (collectively, the “Borrowers” and each individually, a “Borrower”), (b) At Home Holding II Inc., a Delaware corporation (“Holdings”), (c) each other Guarantor from time to time party thereto, (d) each Lender from time to time party thereto, (e) Bank of America, N.A., as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”), Swing Line Lender and L/C Issuer, (f) and the other agents and arrangers from time to time party thereto.  Capitalized terms used herein and not defined shall have the meaning assigned to such terms in the Credit Agreement.

The Borrowers are required to deliver to the Administrative Agent not later than 45 days after the fiscal quarter of the Borrowers ended April 25, 2020, the financial statements required pursuant to Section 6.01(b) of the Credit Agreement in respect of such fiscal quarter (the “First Quarter 2020 Financials”) (the deadline for the delivery of the First Quarter 2020 Financials being herein referred to as the “Financial Reporting Deadline”).

The Borrowers have (i) informed the Administrative Agent and the Lenders that the Borrowers will not be able to meet the Financial Reporting Deadline and (ii) requested that the Administrative Agent and the Lenders consent to extend the Financial Reporting Deadline to the date that is the later to occur of (x) June 24, 2020 and (y) the date that the First Quarter 2020 Financial Statements are required to be delivered pursuant to the First Lien Loan Documents; provided that the date provided by this clause (y) is no later than July 20, 2020, the date such First Quarter Financials are required to be filed with the SEC pursuant to the SEC Order referenced in the Borrowers’ Form 8-K filed with the SEC on June 4, 2020 (such date, the “Extended Financial Reporting Deadline”).

Notwithstanding the requirements contained in Sections 6.01(b) of the Credit Agreement, the Administrative Agent and the undersigned Lenders hereby consent to an extension of the Financial Reporting Deadline to the Extended Financial Reporting Deadline.  The Loan Parties hereby acknowledge and agree that the failure to deliver the First Quarter 2020 Financials by the Extended Financial Reporting Deadline shall constitute an Event of Default under Section 8.01(c) of the Credit Agreement (without regard to the grace period set forth therein).

This letter agreement (this “Agreement”) shall be effective as of the date first set forth above and is subject to the condition precedent that it shall be executed and delivered by the Required Lenders, the Administrative Agent, the Borrowers and the Guarantors.

This Agreement relates only to the specific matters expressly covered herein, shall not be considered to be an amendment of any rights or remedies the Lenders or the Administrative Agent may have under the Credit Agreement or under any other Loan Document (except as expressly set forth herein), and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender or the Administrative Agent to execute any similar or other consent or grant any amendments under the same or similar or other circumstances in the future.

The Borrowers shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation, execution and delivery of this Agreement, in each case, in accordance with Section 10.04 of the Credit Agreement.

THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier (or electronic mail (including in PDF format)) shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement constitutes a “Loan Document” under the Credit Agreement.

[SIGNATURE PAGES FOLLOW]

If the foregoing is in accordance with your understanding, please sign and return this letter agreement to us.

Very truly yours,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer

By:  /s/ Brian Lindblom

Name:Brian Lindblom

Title:Senior Vice President

[At Home Stores – Signature Page to Consent]

BANK OF AMERICA, N.A.,

as a Lender

By: /s/ Brian Lindblom

Name:Brian Lindblom

Title:Senior Vice President

[At Home Stores – Signature Page to Consent]

WELLS FARGO BANK, NATIONAL ASSOCIATION,  as a Lender

By: /s/ Brendan Hogan

Name:Brendan Hogan

Title:Assistant Vice President

[At Home Stores – Signature Page to Consent]

REGIONS BANK, as a Lender

By: /s/ Ankur Shah

Name:Ankur Shah

Title:Director

[At Home Stores – Signature Page to Consent]

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By: /s/ Steven C. Gonzalez

Name:Steven C. Gonzalez

Title:Vice President

[At Home Stores – Signature Page to Consent]

Accepted and agreed to as of

the date first above written:

BORROWERS:

AT HOME HOLDING III INC.

By:    /s/ Jeffrey R. Knudson

Name:Jeffrey R. Knudson

Title:Chief Financial Officer

AT HOME STORES LLC

By:  /s/ Jeffrey R. Knudson

Name:Jeffrey R. Knudson

Title:Chief Financial Officer

[At Home Stores – Signature Page to Consent]

GUARANTORS:

AT HOME COMPANIES LLC

AT HOME HOLDING II INC.

AT HOME PROPERTIES LLC

1600 EAST PLANO PARKWAY, LLC

2650 WEST INTERSTATE 20, LLC

11501 BLUEGRASS PARKWAY LLC

12990 WEST CENTER ROAD LLC

1944 SOUTH GREENFIELD ROAD LLC

4700 GREEN ROAD LLC

4304 WEST LOOP 289 LLC

642 SOUTH WALNUT AVENUE LLC

15065 CREOSOTE ROAD LLC

335 N. ACADEMY BOULEVARD (1031), LLC

1660 W. MIDWAY BOULEVARD (1031), LLC

3003 WEST VINE, LLC

7613 NORTH EAST LOOP 1604, LLC

334 CHICAGO DRIVE, LLC

4949 GREENWOOD DRIVE, LLC

2251 SOUTHWYCK BLVD, LLC

1605 BUFORD HWY, LLC

1267 CENTRAL PARK DR, LLC

4801 183A TOLL ROAD, LLC

19000 LIMESTONE COMMERCIAL DR, LLC

5501 GROVE BLVD, LLC

1600 W. KELLY AVENUE, LLC

1919 WELLS RD, LLC

7697 WINCHESTER RD, LLC

1000 TURTLE CREEK DRIVE LLC

2201 PORTER CREEK DR LLC

2000 E. SANTA FE LLC

301 S TOWN EAST MALL DR LLC

621 SW 19TH STREET LLC

4200 AMBASSADOR CAFFERY PKWY LLC

4405 PHEASANT RIDGE DR LLC

6360 RIDGEWOOD COURT DR LLC

AT HOME RMS INC.

AT HOME PROCUREMENT INC.

AT HOME GIFT CARD LLC

By: /s/ Jeffrey R. Knudson

Name:Jeffrey R. Knudson

Title:Chief Financial Officer

[At Home Stores – Signature Page to Consent]

GUARANTORS (Con’t):

1376 E. 70TH STREET LLC

25 PACE BLVD LLC

2780 WILMA RUDOLPH BOULEVARD LLC

E. WILLIAMS FIELD RD LLC

3000 KIRBY DRIVE LLC

3551 S 27TH STREET LLC

4833 WATERVIEW MEADOW DR LLC

10800 ASSEMBLY PARK DR LLC

1050 W. ELLIOTT RD LLC

15255 N NORTHSIGHT BLVD LLC

1811 MONOCACY BLVD LLC

2016 GRAND CYPRESS DR LLC

2301 EARL RUDDER FRWY S LLC

24340 NORTHWEST FREEWAY LLC

2520 MACARTHUR RD LLC

300 TANGER OUTLET BLVD LLC

3002 FIREWHEEL PARKWAY LLC

3015 W 86TH ST LLC

361 NEWNAN CROSSING BYPASS LLC

4825 MARBURG AVENUE LLC

535 PLEASANT GROVE RD LLC

5540 STATE HIGHWAY 121 LLC

602 US HWY 287 LLC

7050 WATTS RD LLC

8651 AIRPORT FREEWAY LLC

9570 FIELDS ERTEL ROAD LLC

By: /s/ Jeffrey R. Knudson

Name:Jeffrey R. Knudson

Title:Chief Financial Officer

[At Home Stores – Signature Page to Consent]